UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 7, 2005

Sauer-Danfoss Inc.
(Exact name of registrant as specified in its charter)

DELAWARE	1-14097	36-3482074
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation)		Identification No.)

250 Parkway Drive, Suite 270
Lincolnshire, Illinois 60069
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code:  (515) 239-6000

NOT APPLICABLE
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.    Entry into a Material Definitive Agreement.

On December 7, 2005, the Compensation Committee of the Board of Directors approved the following:

1.              First Amendment to the Sauer-Danfoss Inc. Deferred Compensation Plan for Selected Employees.  The First Amendment froze, effective December 31, 2004, the Sauer-Danfoss Inc. Deferred Compensation Plan for Selected Employees to exempt amounts already deferred into that plan prior to January 1, 2005 from application of new Section 409A of the Internal Revenue Code of 1986 (the “Code”).  The foregoing description of the amendment is qualified in its entirety by reference to the text of the amendment which is attached as Exhibit 9.1 hereto and incorporated herein by reference.

2.              The Sauer-Danfoss Inc. 409A Deferred Compensation Plan for Selected Employees.  The Sauer-Danfoss Inc. 409A Deferred Compensation Plan for Selected Employees, effective January 1, 2005, replaces the frozen Sauer-Danfoss Inc. Deferred Compensation Plan for Selected Employees and subjects all amounts deferred on and after January 1, 2005 to application of new Code Section 409A.  The foregoing description of the compensation plan is qualified in its entirety by reference to the text of the compensation plan which is attached as Exhibit 9.2 hereto and incorporated herein by reference.

3.              The Sauer-Danfoss Inc. Supplemental Executive Savings & Retirement Plan (As Amended and Restated Effective as of January 1, 2005).  Sauer-Danfoss Inc. has maintained the Sauer-Danfoss Inc. Supplemental Savings & Retirement Plan since January 1, 2004.  The Sauer-Danfoss Inc. Supplemental Savings & Retirement Plan restores benefits to executives foregone under the tax-qualified defined contribution and the tax-qualified defined benefit plans due to application of the Internal Revenue Code limitations.  The Sauer-Danfoss Inc. Supplemental Savings & Retirement Plan (As Amended and Restated Effective as of January 1, 2005) was amended and restated to comply with the new Code Section 409A.  The foregoing description of the retirement plan is qualified in its entirety by reference to the text of the retirement plan which is attached as Exhibit 9.3 hereto and incorporated herein by reference.

4.              First Amendment to the Sauer-Danfoss Inc. Annual Officer Incentive Plan.  The First Amendment, effective December 7, 2005, clarifies that amounts due and owing under the plan will be paid on or before March 15 of year following the year with respect to which the award is granted.  The March 15 payment date is created for Code Section 409A compliance. The foregoing description of the amendment is qualified in its entirety by reference to the text of the amendment which is attached as Exhibit 9.4 hereto and incorporated herein by reference.

On December 8, 2005, the Board of Directors approved the following:

5.              First Amendment to the Sauer-Danfoss Inc. 409A Deferred Compensation Plan for Selected Employees.  The First Amendment, effective January 1, 2006, permits US nonemployee directors of Sauer-Danfoss Inc. to defer receipt of their director’s compensation into the Sauer-Danfoss Inc. 409A Deferred Compensation Plan for Selected Employees.  The foregoing description of the amendment is qualified in its entirety by reference to the text of the amendment which is attached as Exhibit 9.5 hereto and incorporated herein by reference.

Item 9.01.         Financial Statements and Exhibits.

The following exhibits are filed herewith.

Exhibit Number	Description
9.1	First Amendment to the Sauer-Danfoss Inc. Deferred Compensation Plan for Selected Employees
9.2	The Sauer-Danfoss Inc. 409A Deferred Compensation Plan for Selected Employees
9.3	The Sauer-Danfoss Inc. Supplemental Executive Savings & Retirement Plan (As Amended and Restated Effective as of January 1, 2005)
9.4	First Amendment to the Sauer-Danfoss Inc. Annual Officer Incentive Plan
9.5	First Amendment to the Sauer-Danfoss Inc. 409A Deferred Compensation Plan for Selected Employees

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Sauer-Danfoss Inc.

Date: December 13, 2005	By:
/s/ Kenneth D. McCuskey
Kenneth D. McCuskey
Vice President and Chief Accounting Officer